Exhibit 99.2

Q2 2017 Earnings April 26, 2017

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2016 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Record Q2 performance and raising FY17 Guidance 8% organic growth year-over-year Sales of $3.2B, with organic growth across all segments and regions, with Asia up 16% Organic growth of 10% in Transportation, with content growth driving market outperformance Industrial markets improving with 3% organic growth driven by factory automation Communications grew 9% organically with growth across all businesses Record Q2 profitability Adjusted Operating Margin of 16.6% and Adjusted EPS of $1.19, up 32% Y/Y 170bps Adjusted Operating Margin expansion Y/Y driven by Industrial and Communications Raising FY17 guidance, with order momentum in all regions Increasing year over year organic growth from 4% to 6% and adjusted EPS to $4.62 at the mid-point Second half year on year organic growth driven by all businesses Q2 orders up 20% organically year over year and up 15% organically excluding SubCom Free Cash Flow of $387M with $234M returned to shareholders Q2 Highlights 3 Organic Net Sales Growth, Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation.

Reported FY16 FY17 FY17 Q2 Growth Q2 Q1 Q2 Reported Organic Transportation 1,551 1,775 1,811 17% 18% Industrial 762 832 927 22% 8% Communications Ex SubCom* 422 417 446 6% 17% Total TE Ex SubCom* 2,735 3,024 3,184 16% 15% Book to Bill Ex SubCom* 0.99 1.06 1.06 Segment Orders Summary ($ in millions) 4 Transportation Y/Y growth driven by strength in all regions Industrial Y/Y growth driven primarily by factory automation and interventional medical Communications Y/Y growth driven by strength in Asia in both Data and Devices and Appliances Q2 Book to Bill of 1.06 with momentum in all segments *SubCom is a project based business and excluded from the summary to provide a comparable view of orders in each period.

Y/Y Growth Rates Reported Organic Automotive $1,309 8% 9% Commercial Transportation 248 19% 21% Sensors 198 7% 3% Transportation Solutions $1,755 9% 10% $ in Millions Sales Automotive sales significantly above market driven by content growth and growth in Asia and EMEA Commercial Transportation organic growth driven by Asia due to our strong position in the heavy truck market and electronic content from regulation changes Sensors organic growth driven by Transportation and improving Industrial markets Business Performance Reported Up 9% Organic Up 10% Reported Organic Orders $1,811 17% 18% Adjusted Operating Margin Segment operating margins remain strong and support continued investments Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 Adjusted EBITDA Margin 24.3% 23.9% 19.0% 19.0% Q2 2016 Q2 2017 $1,608 $1,755 Q2 2016 Q2 2017

Y/Y Growth Rates Reported Organic Industrial Equipment $418 36% 4% Aerospace, Defense and Marine 268 (2)% -% Energy 167 6% 7% Industrial Solutions $853 16% 3% $ in Millions Sales Industrial Equipment organic growth driven by factory automation Industrial Equipment reported growth of 36% from Creganna and Intercontec acquisitions and strong performance Organic growth in Defense offset by Aerospace program timing Energy growth driven by strength in EMEA and Asia Business Performance Reported Up 16% Organic Up 3% Adjusted Operating Margin Industrial Solutions 6 Reported Organic Orders $927 22% 8% 130bps expansion Y/Y; No dilutive impact from Oil and Gas Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 15.3% 16.9% $738 $853 Q2 2016 Q2 2017 11.4% 12.7% Q2 2016 Q2 2017

Y/Y Growth Rates Reported Organic Data & Devices* $233 (10)% 5% Appliances 165 12% 14% SubCom 221 11% 11% Communications Solutions $619 2% 9% $ in Millions Sales Data & Devices growth driven primarily by high speed programs with cloud infrastructure customers Data & Devices portfolio transformation and footprint optimization favorably impact operating margins Double digit Appliances growth driven by strength in Asia SubCom remains robust with multiple programs in force and a solid pipeline of opportunities Business Performance Reported Up 2% Organic Up 9% Reported Organic Orders ex SubCom* $446 6% 17% Adjusted Operating Margin 680bps margin expansion Y/Y with contributions from all businesses 7 Communications Solutions Organic Sales Growth, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; see Appendix for description and reconciliation. Adjusted EBITDA Margin 13.2% 19.9% *Prior year included the Circuit Protection business that was divested in Q2 FY16. 8.4% 15.2% Q2 2016 Q2 2017 $606 $619 Q2 2016 Q2 2017

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q2 FY16 Q2 FY17 Net Sales $ 2,952 $ 3,227 Operating Income $ 535 $ 473 Operating Margin 18.1% 14.7% Acquisition Related Charges 4 3 Restructuring & Other Charges, net (99) 59 Adjusted Operating Income $ 440 $ 535 Adjusted Operating Margin 14.9% 16.6% Earnings Per Share* $ 1.06 $ 1.13 Acquisition Related Charges 0.01 0.01 Restructuring & Other Charges, net (0.17) 0.12 Tax Items 0.01 (0.06) Adjusted EPS $ 0.90 $ 1.19 Q2 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Q2 Operating Metrics 9 Adjusted EBITDA Margin $209 $387 Q2 2016 Q2 2017 32.6% 34.4% Q2 2016 Q2 2017 14.9% 16.6% Q2 2016 Q2 2017 19.7% 21.3% Q2 2016 Q2 2017

Q3 Outlook

	Guidance*	Highlights
Transportation Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Transportation Solutions mid single digit organic growth expected on 1% global auto production; Heavy truck performance remains strong
Industrial Solutions	Up Low Single Digits Up Low Single Digits Organic	• Industrial Solutions organic growth expected across all three business units
Communications Solutions	Up High Single Digits Up High Single Digits Organic	• Communications Solutions growth expected across all businesses; Expect strong growth in SubCom based on program timing

TE Connectivity	Sales $3.2B to $3.3B
	Adjusted EPS $1.14 to $1.18
		• Sales up 4% Y/Y and up 5% organically at midpoint
		• Adjusted EPS up 7% at the midpoint
		  • FX headwind unfavorably impacting sales by ~$70M Y/Y and Adjusted EPS by $0.04 Y/Y
		  • Tax rate headwind unfavorably impacting Adjusted EPS by $0.03 Y/Y

5% organic sales growth Y/Y driven by all segments

* Assumes foreign exchange rates and commodity prices that are consistent with current levels

Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation.

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FY17 Outlook* vs 52 week prior year

	Guidance	Highlights
Transportation Solutions	Up Mid Single Digits Up High Single Digits Organic	• Transportation organic growth increases from prior view driven by 1H China strength; Expect 2-3% global auto production growth; Continue to expect strong growth in Commercial Transportation and growth in Sensors
Industrial Solutions	Up High Single Digits Up Low Single Digits Organic	• Industrial organic growth consistent with prior view reflecting continued improvement in Industrial markets
Communications Solutions	Up Low Single Digits Up Mid Single Digits Organic	• Communications organic growth up versus prior view due to strength in both Appliances and Data and Devices; SubCom now expected to grow high single digits

TE Connectivity	Sales of $12.6B to $12.8B
	Adjusted EPS of $4.58 - $4.66
		• Sales up 6% Y/Y; Expect organic growth of 6% Y/Y, up from 4% in Prior Guidance
		• Adjusted EPS up 17% Y/Y at midpoint
		  • FX headwind impacting sales by ~$200M Y/Y and Adjusted EPS by $0.10 Y/Y
		  • Y/Y tax rate benefits 1H but negatively impacts 2H

Raising Guidance: 6% organic growth and Adjusted EPS up 17% Y/Y

* Assumes foreign exchange rates and commodity prices that are consistent with current levels; Growth comparisons to prior year exclude the impact of an additional week in the fourth quarter of fiscal 2016 ($238M Revenue and $0.13 Adjusted EPS)

Organic Sales Growth, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted EPS and Adjusted EPS Excluding the Impact of the Additional Week are non-GAAP measures; see Appendix for description and reconciliation.

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TE connectivity

Additional Information 12

Y/Y Q2 2017 13 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2016 Results $2,952 $0.90 Operational Performance 242 0.23 Acquisitions / Divestitures, net 78 0.03 Tax Impact - 0.06 FX Impact (45) (0.03) Q2 2017 Results $3,227 $1.19

Y/Y Q3 2017 14 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2016 Results $3,121 $1.08 Operational Performance 162 0.14 Acquisitions / Divestitures, net 29 0.01 Tax Impact - (0.03) FX Impact (72) (0.04) Q3 2017 Guidance $3,240 $1.16 Guidance Range: Sales of $3.2B - $3.3B Adjusted EPS of $1.14 – $1.18

Y/Y FY 2017 15 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. 1H 2H FY17 Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS Sales (in millions) Adjusted EPS 2016 – 52 Weeks $5,785 $1.74 $6,215 $2.21 $12,000 $3.95 Operational Performance 429 0.36 282 0.19 711 0.55 Acquisitions / Divestitures, net* 146 0.05 50 0.03 196 0.08 Share Repurchase 0.12 0.02 0.14 Tax Rate Impact 0.10 (0.10) 0.00 FX Impact (70) (0.03) (137) (0.07) (207) (0.10) 2017 Guidance $6,290 $2.34 $6,410 $2.28 $12,700 $4.62 Guidance Range Sales of $12.6B - $12.8B Adjusted EPS of $4.58 - $4.66 * The impact of Acquisitions and Divestitures is shown until one year after the event. Upon the annual anniversary, the impact is considered to be operational.

($ in Millions) Q2 2016 Q2 2017 Beginning Cash Balance $2,223 $665 Free Cash Flow 209 387 Dividends (118) (131) Share repurchases (1,274) (105) Divestiture, net of cash retained 261 - Pre-separation and BNS related tax payments, net (141) - Other (10) (43) Ending Cash Balance $1,150 $773 Total Debt $3,884 $3,952 ($ in Millions) Q2 2016 Q2 2017 Cash from Continuing Operations $156 $521 Capital expenditures, net Cash paid pursuant to collateral requirements related to cross currency swaps Pre-separation and BNS related tax payments, net (131) 43 141 (155) 21 - Free Cash Flow $209 $387 A/R - $ $2,095 $2,244 Days Sales Outstanding* 65 63 Inventory (Excl. CIP) - $ $1,562 $1,527 Days on Hand* 72 65 Accounts Payable - $ $1,116 $1,226 Days Outstanding* 51 52 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions Free Cash Flow and Working Capital Liquidity, Cash & Debt Q2 Balance Sheet & Cash Flow Summary 16

Appendix 17

18 Non-GAAP Measures (cont.) We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including acquisition related charges, if any. Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. We utilize these measures to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. Adjusted Other Income, Net – represents net other income (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. Adjusted Income Tax Expense and Adjusted Effective Tax Rate – represent income tax expense and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition related charges, other income or charges, and certain significant tax items, if any. Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition related charges, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

19 Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition related charges, and other income or charges, if any. Net Sales Excluding the Impact of the Additional Week, Net Sales Growth Excluding the Impact of the Additional Week, Organic Net Sales Growth Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The impact of the additional week is estimated using an average weekly sales figure for the last month of the fiscal year. Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross currency swaps, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. Non-GAAP Measures (cont.)

Segment Summary

	For the Quarters Ended				For the Six Months Ended			
	March 25, 2016		March 31, 2017		March 25, 2016		March 31, 2017	
	($ in millions)							
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 1,608		$ 1,755		$ 3,115		$ 3,430	
Industrial Solutions	738		853		1,447		1,648	
Communications Solutions	606		619		1,223		1,212	
Total	$ 2,952		$ 3,227		$ 5,785		$ 6,290	
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 289	18.0%	$ 300	17.1%	$ 550	17.7%	$ 643	18.7%
Industrial Solutions	63	8.5	86	10.1	129	8.9	153	9.3
Communications Solutions	183	30.2	87	14.1	254	20.8	163	13.4
Total	$ 535	18.1%	$ 473	14.7%	$ 933	16.1%	$ 959	15.2%
	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]	Adjusted Operating Income [(1)]	Adjusted Operating Margin [(1)]
Transportation Solutions	$ 305	19.0%	$ 333	19.0%	$ 585	18.8%	$ 701	20.4%
Industrial Solutions	84	11.4	108	12.7	162	11.2	198	12.0
Communications Solutions	51	8.4	94	15.2	137	11.2	172	14.2
Total	$ 440	14.9%	$ 535	16.6%	$ 884	15.3%	$ 1,071	17.0%

[(1)] Adjusted operating income and adjusted operating margin are non-GAAP measures. See description of non-GAAP measures contained in this Appendix.

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Reconciliation of Net Sales Growth – Q2 17 vs. Q2 16 21 Acquisitions Translation (2) (Divestiture) Transportation Solutions (3) : Automotive 94 $ 7.7% 112 $ 9.3% (18) $ - $ Commercial transportation 40 19.2 44 21.0 (4) - Sensors 13 7.0 6 3.5 (3) 10 Total 147 9.1 162 10.1 (25) 10 Industrial Solutions (3) : Industrial equipment 110 35.7 14 4.4 (8) 104 Aerospace, defense, oil, and gas (5) (1.8) (1) (0.3) (5) 1 Energy 10 6.4 11 7.0 (1) - Total 115 15.6 24 3.3 (14) 105 Communications Solutions (3) : Data and devices (26) (10.0) 14 4.9 (6) (34) Subsea communications 21 10.5 21 10.5 - - Appliances 18 12.2 21 14.1 (3) - Total 13 2.1 56 9.2 (9) (34) Total 275 $ 9.3% 242 $ 8.2% (48) $ 81 $ (3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. versus Net Sales for the Quarter Ended March 25, 2016 Change in Net Sales for the Quarter Ended March 31, 2017 (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (1) Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix. Net Organic Net Sales Growth (1) ($ in millions) Sales Growth

Reconciliation of Net Sales Growth by Region – Q2 17 vs. Q2 16 22 Acquisitions Translation (2) (Divestiture) Americas 78 $ 7.9% 31 $ 3.1% 4 $ 43 $ EMEA 80 7.9 58 5.7 (36) 58 Asia-Pacific 117 12.4 153 16.2 (16) (20) Total 275 $ 9.3% 242 $ 8.2% (48) $ 81 $ (1) Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. Change in Net Sales for the Quarter Ended March 31, 2017 versus Net Sales for the Quarter Ended March 25, 2016 Sales Growth ($ in millions) Net Organic Net Sales Growth (1)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 31, 2017 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 300 $ - $ 33 $ - $ 333 $ Industrial Solutions 86 3 19 - 108 Communications Solutions 87 - 7 - 94 Total 473 $ 3 $ 59 $ - $ 535 $ Operating Margin 14.7% 16.6% Other Expense, Net (2) $ - $ - $ - $ (2) $ Income Tax Expense (39) $ - $ (17) $ (22) $ (78) $ Effective Tax Rate 8.8% 15.4% Income from Continuing Operations 406 $ 3 $ 42 $ (22) $ 429 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.12 $ (0.06) $ 1.19 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (2) Income tax benefits associated with the tax impacts of certain intercompany transactions.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2016 24 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 343 $ 1 $ 24 $ - $ 368 $ Industrial Solutions 67 2 21 - 90 Communications Solutions 76 - 2 - 78 Total 486 $ 3 $ 47 $ - $ 536 $ Operating Margin 15.9% 17.5% Income Tax Expense (54) $ (1) $ (13) $ (30) $ (98) $ Effective Tax Rate 11.7% 19.2% Income from Continuing Operations 406 $ 2 $ 34 $ (30) $ 412 $ Diluted Earnings per Share from Continuing Operations 1.13 $ 0.01 $ 0.09 $ (0.08) $ 1.15 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (2) Income tax benefits associated with the tax impacts of certain intercompany restructurings and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2016 25 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 289 $ 1 $ 15 $ - $ 305 $ Industrial Solutions 63 3 18 - 84 Communications Solutions 183 - (132) - 51 Total 535 $ 4 $ (99) $ - $ 440 $ Operating Margin 18.1% 14.9% Other Income, Net 12 $ - $ - $ - $ 12 $ Income Tax Expense (130) $ (1) $ 35 $ 3 $ (93) $ Effective Tax Rate 25.0% 21.9% Income from Continuing Operations 389 $ 3 $ (64) $ 3 $ 331 $ Diluted Earnings per Share from Continuing Operations 1.06 $ 0.01 $ (0.17) $ 0.01 $ 0.90 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2017 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net (1) Items (2) (Non-GAAP) (3) Operating Income: Transportation Solutions 643 $ 1 $ 57 $ - $ 701 $ Industrial Solutions 153 5 40 - 198 Communications Solutions 163 - 9 - 172 Total 959 $ 6 $ 106 $ - $ 1,071 $ Operating Margin 15.2% 17.0% Other Expense, Net (2) $ - $ - $ - $ (2) $ Income Tax Expense (93) $ (1) $ (30) $ (52) $ (176) $ Effective Tax Rate 10.3% 17.3% Income from Continuing Operations 812 $ 5 $ 76 $ (52) $ 841 $ Diluted Earnings per Share from Continuing Operations 2.26 $ 0.01 $ 0.21 $ (0.14) $ 2.34 $ Adjustments (3) See description of non-GAAP measures contained in this Appendix. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits associated with the tax impacts of certain intercompany transactions and the corresponding reduction in the valuation allowance for U.S. tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 25, 2016 27 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 550 $ 4 $ 31 $ - $ 585 $ Industrial Solutions 129 6 27 - 162 Communications Solutions 254 - (117) - 137 Total 933 $ 10 $ (59) $ - $ 884 $ Operating Margin 16.1% 15.3% Other Income, Net 20 $ - $ - $ - $ 20 $ Income Tax Expense (188) $ (3) $ 23 $ (25) $ (193) $ Effective Tax Rate 20.9% 22.7% Income from Continuing Operations 713 $ 7 $ (36) $ (25) $ 659 $ Diluted Earnings per Share from Continuing Operations 1.88 $ 0.02 $ (0.09) $ (0.07) $ 1.74 $ (2) Includes the gain on the divestiture of our Circuit Protection Devices business. (3) Includes income tax benefits related to deferred tax assets recognized in connection with the sale of the Circuit Protection Devices business. (4) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016

	U.S. GAAP	Adjustments: Acquisition Related Charges [1][2]	Adjustments: Restructuring and Other Charges, Net [2]	Adjustments: Tax Items [3]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)				
Operating Income:					
Transportation Solutions	$ 297	$ 2	$ 21	$ -	$ 320
Industrial Solutions	95	16	1	-	112
Communications Solutions	60	-	9	-	69
Total	$ 452	$ 18	$ 31	$ -	$ 501
Operating Margin	14.5%				16.1%
Other Expense, Net	$ (651)	$ -	$ -	$ 650	$ (1)
Income Tax (Expense) Benefit	$ 1,019	$ (3)	$ (10)	$ (1,086)	$ (80)
Effective Tax Rate	446.9%				17.0%
Income from Continuing Operations	$ 791	$ 15	$ 21	$ (436)	$ 391
Diluted Earnings per Share from Continuing Operations	$ 2.19	$ 0.04	$ 0.06	$ (1.21)	$ 1.08

[1] Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

[2] The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

[3] Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

[4] See description of non-GAAP measures contained in this Appendix.

28

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2016 29 Restructuring Acquisition and Other Related Charges Adjusted U.S. GAAP Charges (1) (Credits), Net (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 344 $ 3 $ (6) $ 341 $ Industrial Solutions 119 1 3 123 Communications Solutions 54 - 33 87 Total 517 $ 4 $ 30 $ 551 $ Operating Margin 15.5% 16.5% Other Expense, Net (1) $ - $ - $ (1) $ Income Tax Expense (52) $ (1) $ (15) $ (68) $ Effective Tax Rate 10.6% 13.0% Income from Continuing Operations 437 $ 3 $ 15 $ 455 $ Diluted Earnings per Share from Continuing Operations 1.22 $ 0.01 $ 0.04 $ 1.27 $ (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Impact of Additional Week for Q4 2016

	For the Quarter Ended September 30, 2016			For the Quarter Ended September 25, 2015	Change in Net Sales for the Quarter Ended September 30, 2016 versus Net Sales for the Quarter Ended September 25, 2015			Change in Organic Net Sales for the Quarter Ended September 30, 2016 versus Organic Net Sales for the Quarter Ended September 25, 2015 [2]		
	14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]		14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]	14 Weeks (Non-GAAP) [2]	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 1,311	$ (102)	$ 1,209	$ 1,128	16.2%	(9.0)%	7.2%	15.3%	(9.0)%	6.3%
Commercial transportation	215	(15)	200	190	13.2	(7.9)	5.3	12.1	(7.9)	4.2
Sensors	210	(13)	197	190	10.5	(6.8)	3.7	4.2	(6.5)	(2.3)
Total	1,736	(130)	1,606	1,508	15.1	(8.6)	6.5	13.4	(8.5)	4.9
Industrial Solutions										
Industrial equipment	427	(32)	395	343	24.5	(9.3)	15.2	0.7	(7.8)	(7.1)
Aerospace, defense, oil, and gas	299	(20)	279	276	8.3	(7.2)	1.1	8.0	(7.1)	0.9
Energy	193	(13)	180	173	11.6	(7.6)	4.0	13.4	(7.6)	5.8
Total	919	(65)	854	792	16.0	(8.2)	7.8	6.0	(7.5)	(1.5)
Communications Solutions										
Data and devices	262	(21)	241	323	(18.9)	(6.5)	(25.4)	(5.8)	(7.5)	(13.3)
Subsea communications	239	(11)	228	202	18.3	(5.4)	12.9	18.3	(5.2)	13.1
Appliances	176	(11)	165	159	10.7	(6.9)	3.8	10.4	(7.4)	3.0
Total	677	(43)	634	684	(1.0)	(6.3)	(7.3)	5.9	(6.8)	(0.9)
Total	$ 3,332	$ (238)	$ 3,094	$ 2,984	11.7%	(8.0)%	3.7%	9.8%	(7.9)%	1.9%

		Adjustments			Adjustment	
	U.S. GAAP	Acquisition Related Charges	Restructuring and Other Charges, Net	14 Weeks (Non-GAAP) [2]	Impact of 14th Week	13 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)					
Operating Income	$ 517	$ 4	$ 30	$ 551	$ (55)	$ 496
Operating Margin	15.5%			16.5%		16.0%
Diluted Earnings per Share from Continuing Operations	$ 1.22	$ 0.01	$ 0.04	$ 1.27	$ (0.13)	$ 1.14

[1] Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

[2] See description of non-GAAP measures contained in this Appendix.

30

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2016 31 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1)(2) (Credits), Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,191 $ 9 $ 46 $ - $ 1,246 $ Industrial Solutions 343 23 31 - 397 Communications Solutions 368 - (75) - 293 Total 1,902 $ 32 $ 2 $ - $ 1,936 $ Operating Margin 15.5% 15.8% Other Income (Expense), Net (632) $ - $ - $ 650 $ 18 $ Income Tax (Expense) Benefit 779 $ (7) $ (2) $ (1,111) $ (341) $ Effective Tax Rate (67.0)% 18.5% Income from Continuing Operations 1,941 $ 25 $ - $ (461) $ 1,505 $ Diluted Earnings per Share from Continuing Operations 5.26 $ 0.07 $ - $ (1.25) $ 4.08 $ (4) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data) (1) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

Impact of Additional Week for Fiscal 2016

	Fiscal 2016				Change in Net Sales for Fiscal 2016 versus Net Sales for Fiscal 2015			Change in Organic Net Sales for Fiscal 2016 versus Organic Net Sales for Fiscal 2015 [2]		
		Adjustment				Adjustment			Adjustment	
	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	Fiscal 2015	53 Weeks U.S. GAAP	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
	($ in millions)									
Net Sales:										
Transportation Solutions										
Automotive	$ 4,912	$ (102)	$ 4,810	$ 4,780	2.8%	(2.2)%	0.6%	5.6%	(2.2)%	3.4%
Commercial transportation	825	(15)	810	820	0.6	(1.8)	(1.2)	2.6	(1.8)	0.8
Sensors	766	(13)	753	751	2.0	(1.7)	0.3	3.1	(1.7)	1.4
Total	6,503	(130)	6,373	6,351	2.4	(2.1)	0.3	4.9	(2.1)	2.8
Industrial Solutions										
Industrial equipment	1,419	(32)	1,387	1,323	7.3	(2.5)	4.8	(5.2)	(2.1)	(7.3)
Aerospace, defense, oil, and gas	1,100	(20)	1,080	1,151	(4.4)	(1.8)	(6.2)	(3.8)	(1.7)	(5.5)
Energy	696	(13)	683	705	(1.3)	(1.8)	(3.1)	3.6	(1.9)	1.7
Total	3,215	(65)	3,150	3,179	1.1	(2.0)	(0.9)	(2.8)	(1.9)	(4.7)
Communications Solutions										
Data and devices	1,020	(21)	999	1,357	(24.8)	(1.6)	(26.4)	(17.8)	(1.7)	(19.5)
Subsea communications	885	(11)	874	709	24.8	(1.5)	23.3	24.8	(1.3)	23.5
Appliances	615	(11)	604	637	(3.5)	(1.7)	(5.2)	(1.8)	(1.9)	(3.7)
Total	2,520	(43)	2,477	2,703	(6.8)	(1.6)	(8.4)	(1.6)	(1.7)	(3.3)
Total	$ 12,238	$ (238)	$ 12,000	$ 12,233	-%	(1.9)%	(1.9)%	1.5%	(2.0)%	(0.5)%

		Adjustments				Adjustment	
	U.S. GAAP	Acquisition Related Charges [3]	Restructuring and Other Charges, Net	Tax Items [4]	53 Weeks (Non-GAAP) [2]	Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
	($ in millions, except per share data)						
Operating Income	$ 1,902	$ 32	$ 2	$ -	$ 1,936	$ (55)	$ 1,881
Operating Margin	15.5%				15.8%		15.7%
Diluted Earnings per Share from Continuing Operations	$ 5.26	$ 0.07	$ -	$ (1.25)	$ 4.08	$ (0.13)	$ 3.95

(1) Excludes the impact of an additional week in the fourth quarter of fiscal 2016. The impact of the additional week was estimated using an average weekly sales figure for the last month of the fiscal year.

(2) See description of non-GAAP measures contained in this Appendix.

(3) Includes $22 million of acquisition and integration costs and $10 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales.

(4) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.

32

Reconciliation of Gross Margin & Gross Margin Percentage 33 March 25, March 31, 2016 2017 Net Sales 2,952 $ 3,227 $ Cost of Sales 1,990 2,119 Gross Margin 962 1,108 Gross Margin Percentage 32.6% 34.3% Acquisition Related Charges 1 1 Adjusted Gross Margin (1) 963 $ 1,109 $ Adjusted Gross Margin Percentage (1) 32.6% 34.4% (1) See description of non-GAAP measures contained in this Appendix. ($ in millions) For the Quarters Ended

Reconciliation of Free Cash Flow 34 March 25, March 31, March 25, March 31, 2016 2017 2016 2017 Net cash provided by operating activities: Net cash provided by continuing operating activities 156 $ 521 $ 547 $ 925 $ Net cash used in discontinued operating activities (1) - (2) - 155 521 545 925 Net cash provided by (used in) investing activities 136 (143) 15 (297) Net cash used in financing activities (1,367) (283) (2,737) (492) Effect of currency translation on cash 3 13 (2) (10) Net increase (decrease) in cash and cash equivalents (1,073) $ 108 $ (2,179) $ 126 $ Net cash provided by continuing operating activities 156 $ 521 $ 547 $ 925 $ Excluding: Payments related to pre-separation U.S. tax matters, net 139 - 140 - Payments related to income taxes on the sale of the Broadband Network Solutions business 2 - 9 - Cash (collected) paid pursuant to collateral requirements related to cross currency swaps 43 21 19 (39) Capital expenditures, net (131) (155) (269) (281) Free cash flow (1) 209 $ 387 $ 446 $ 605 $ For the Quarters Ended (1) Free cash flow is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix. For the Six Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin

	For the Quarters Ended	
	March 25, 2016	March 31, 2017
	($ in millions)	
Net Income	$ 380	$ 405
Loss from discontinued operations	9	1
Income tax expense	130	39
Other (income) expense, net	(12)	2
Interest expense	32	32
Interest (income)	(4)	(6)
Operating Income	535	473
Acquisition related charges	4	3
Restructuring and other charges (credits), net	(99)	59
Adjusted Operating Income(1)	440	535
Depreciation and amortization(2)	143	151
Adjusted EBITDA(1)	$ 583	$ 686
Net Sales	$ 2,952	$ 3,227
Net income as a percentage of net sales	12.9%	12.6%
Adjusted EBITDA margin(1)	19.7%	21.3%

	For the Quarters Ended							
	March 25, 2016				March 31, 2017			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating Income	$ 289	$ 63	$ 183	$ 535	$ 300	$ 86	$ 87	$ 473
Acquisition related charges	1	3	-	4	-	3	-	3
Restructuring and other charges (credits), net	15	18	(132)	(99)	33	19	7	59
Adjusted Operating Income(1)	305	84	51	440	333	108	94	535
Depreciation and amortization	85	29	29	143 (2)	86	36	29	151 (2)
Adjusted EBITDA(1)	$ 390	$ 113	$ 80	$ 583	$ 419	$ 144	$ 123	$ 686
Net Sales	$ 1,608	$ 738	$ 606	$ 2,952	$ 1,755	$ 853	$ 619	$ 3,227
Operating margin	18.0%	8.5%	30.2%	18.1%	17.1%	10.1%	14.1%	14.7%
Adjusted operating margin(1)	19.0%	11.4%	8.4%	14.9%	19.0%	12.7%	15.2%	16.6%
Adjusted EBITDA margin(1)	24.3%	15.3%	13.2%	19.7%	23.9%	16.9%	19.9%	21.3%

(1) See description of non-GAAP measures contained in this Appendix.

(2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million for the quarters ended March 25, 2016 and March 31, 2017 as these charges are included in the acquisition related charges line.

35

TE connectivity

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 36 Outlook for Quarter Ending June 30, 2017 (1) Diluted earnings per share from continuing operations (GAAP) $1.08 - $1.12 Restructuring and other charges, net 0.05 Acquisition related charges 0.01 Tax items - Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.14 - $ 1.18 Net sales growth (GAAP) 2 - 6% Translation 2 (Acquisitions) divestitures, net (1) Organic net sales growth (non-GAAP) (2) 3 - 7% Outlook for Fiscal 2017 (1) Diluted earnings per share from continuing operations (GAAP) $4.39 - $4.47 Restructuring and other charges, net 0.30 Acquisition related charges 0.03 Tax items (0.14) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $4.58 - $4.66 Net sales growth (GAAP) 3 - 5% Impact of additional week in fiscal 2016 2% Net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 5 - 7% Translation 2 (Acquisitions) divestitures, net (2) Organic net sales growth excluding the impact of the additional week in fiscal 2016 (non-GAAP) (2) 5 - 7% (1) Outlook is as of April 26, 2017. (2) See description of non-GAAP measures contained in this Appendix.